                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2004


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                   1-31565                    06-1377322
-------------------------     -----------------          --------------------
    (State or other             Commission File            (I.R.S. Employer
    jurisdiction of                Number                 Identification No.)
    incorporation or
    organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.         Changes in Control of Registrant
                --------------------------------

                Not applicable.

Item 2.         Acquisition or Disposition of Assets
                ------------------------------------

                Not applicable.

Item 3.         Bankruptcy or Receivership
                --------------------------

                Not applicable.

Item 4.         Changes in Registrant's Certifying Accountant
                ---------------------------------------------

                Not applicable.

Item 5.         Other Events and Regulation FD Disclosure
                -----------------------------------------

            At the regularly scheduled meeting of the Board of Directors (the "Board") of New York Community Bancorp, Inc. (the "Company") held on March 16, 2004, the Board amended Section 3, Article III of the Company's By-laws to remove the requirement that the Company's Chairman of the Board and the Company's Chief Executive Officer each serve as a member of the Board's Nominating Committee. The amendment to the By-laws is attached hereto as Exhibit
3.1 and incorporated by reference herein.

Item 6.         Resignations of Registrant's Directors
                --------------------------------------

                Not applicable.

Item 7.         Financial Statements and Exhibits
                ---------------------------------

                (a) Financial statements of business acquired are required:
None

                (b) Pro forma financial information: None

                (c) Exhibits:

                    Section 3, Article III to the Company's By-laws, as amended

Item 8.         Change in Fiscal Year
                ---------------------

                Not applicable.

Item 9.         Regulation FD Disclosure
                ------------------------

                Not applicable.

Item 10.        Amendments to the Registrant's Code of Ethics, or Waiver of a
                -------------------------------------------------------------
                Provision of the Code of Ethics
                -------------------------------

                Not applicable.

Item 11.        Temporary Suspension of Trading Under Registrant's Employee
                -----------------------------------------------------------
                Benefit Plans
                -------------

                Not applicable.

Item 12.        Results of Operations and Financial Condition
                ---------------------------------------------

                Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEW YORK COMMUNITY BANCORP, INC.



Date: March 24, 2004                    /s/ Joseph R. Ficalora
                                        ----------------------------------------
                                        Joseph R. Ficalora
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------

Exhibit 3.1       Section 3, Article III to the Company's By-laws, as amended